UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2023

FALCON’S BEYOND GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41833	92-0261853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6996 Piazza Grande Avenue, Suite 301

Orlando, FL 32835

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (407) 909-9350

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FBYD	The Nasdaq Stock Market LLC
Warrants to purchase 1.034999 shares of Class A common stock, each at an exercise price of $11.50 per share	FBYDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) amends Items 8.01 and 9.01 of the Current Report on Form 8-K filed by Falcon’s Beyond Global, Inc. (“Pubco”) on October 12, 2023 (the “Original Report”), in which Pubco reported, among other events, the completion of the Business Combination. This Amendment No. 1 amends (a) Item 8.01 in the Original Report to provide an updated beneficial ownership of securities table, (b) Item 9.01(a) in the Original Report to include (i) the unaudited condensed consolidated financial statements of Falcon’s Beyond Global, LLC as of September 30, 2023 and December 31, 2022 and for the three and nine month periods ended September 30, 2023 and 2022 and related notes, (ii) Management’s Discussion and Analysis of Financial Condition and Results of Operations of Falcon’s Beyond Global, LLC for the three and nine month periods ended September 30, 2023, and (iii) the unaudited condensed financial statements of FAST Acquisition Corp. II as of September 30, 2023 and December 31, 2022 and for the three and nine month periods ended September 30, 2023 and 2022 and related notes, and (c) Item 9.01(b) in the Original Report to include the unaudited pro forma condensed combined financial information of Pubco as of September 30, 2023 and December 31, 2022, and for the nine months ended September 30, 2023 and for the year ended December 31, 2022. This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at Pubco subsequent to the filing date of the Original Report. Capitalized terms used but not defined herein have the meanings ascribed to them in the Original Report.

Item 8.01 Other Information.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth beneficial ownership of Pubco Class A Common Stock and Pubco Class B Common Stock by:

●	each person who is known to be the beneficial owner of more than 5% of the outstanding shares of Pubco Class A Common Stock or Pubco Class B Common Stock;

●	each of Pubco’s current named executive officers and directors; and

●	all executive officers and directors of Pubco, as a group.

The information below is based on an aggregate of 8,582,647 shares of Pubco Class A Common Stock and 127,596,617 shares of Pubco Class B Common Stock issued and outstanding as of November 13, 2023. Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including warrants that are currently exercisable or exercisable within 60 days. In the table below, shares issuable upon the exercise of Pubco Warrants that are currently exercisable or exercisable within 60 days of November 13, 2023 are considered outstanding and beneficially owned by the person holding such Pubco Warrants for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Accordingly, percentages presented in the table may not sum to 100%.

Voting power represents the combined voting power of shares of Pubco Class A Common Stock and Pubco Class B Common Stock owned beneficially by such person. On all matters to be voted upon, holders of Pubco Class A Common Stock and Pubco Class B Common Stock will be entitled to cast one vote per share of on all matters to be voted on by stockholders. Generally, holders of all classes of Pubco common stock vote together as a single class.

Unless otherwise indicated, Pubco believes that all persons named in the table below have sole voting and investment power with respect to all shares of voting shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares of Pubco Class A Common Stock	% Ownership of Pubco Class A Common Stock	Number of Shares of Pubco Class B Common Stock	% of Ownership of Pubco Class B Common Stock	% of Total Voting Power
5% Holders
FAST Sponsor II LLC(2)	8,165,461	57.0%	—	0.0%	5.8%
Infinite Acquisitions Partners LLC(3)	1,000,000	11.7%	60,809,787	47.7%	44.7%
Katmandu Ventures, LLC(4)	—	0.0%	33,393,415	26.2%	24.5%
CilMar Ventures, LLC, Series A(5)	—	0.0%	33,393,415	26.2%	24.5%
Directors and Executive Officers of Pubco
Scott Demerau	—	0.0%	—	0.0%	0.0%
Cecil D. Magpuri (5)	—	0.0%	33,393,415	26.2%	24.5%
Simon Philips	—	0.0%	—	0.0%	0.0%
Joanne Merrill	—	0.0%	—	0.0%	0.0%
Bruce A. Brown	—	0.0%	—	0.0%	0.0%
Yvette Whittaker	—	0.0%	—	0.0%	0.0%
David Schaefer	—	0.0%	—	0.0%	0.0%
Ramin Arani	—	0.0%	—	0.0%	0.0%
Sandy Beall	—	0.0%	—	0.0%	0.0%
Jarrett T. Bostwick	—	0.0%	—	0.0%	0.0%
Doug Jacob	—	0.0%	—	0.0%	0.0%
All directors and executive officers as a group (11 individuals)	—	0.0%	33,393,415	26.2%	24.5%

*	Less than one percent

(1)	Unless otherwise noted, the business address of each person is c/o Falcon’s Beyond Global, Inc., 6996 Piazza Grande Avenue, Suite 30, Orlando, Florida 32835.

(2)	Includes (i) 1,250,000 shares of Class A Common Stock converted from FAST II Class A Common Stock held at the SPAC Merger Effective Time, (ii) 1,162,500 Earnout Shares which are outstanding and held in escrow and will vest or be forfeited based on certain milestones related to the EBITDA of the Company and the gross revenue of the Company during periods between July 1, 2023 and December 31, 2024 and the volume weighted average closing sale price of shares of Class A Common Stock during the five-year period beginning on the one-year anniversary of the Acquisition Merger and ending on the six-year anniversary of the Acquisition Merger and (iii) 5,752,961 shares of Class A Common Stock issuable upon the exercise of Warrants. FAST Sponsor II LLC, the Sponsor of FAST II, is the record holder of such shares. FAST Sponsor II Manager LLC, a Delaware limited liability company, is the manager of the Sponsor and Garrett Schreiber is the sole member of FAST Sponsor II Manager LLC and has sole voting and investment discretion with respect to the securities held by the Sponsor. The Sponsor holds voting rights with respect to the escrowed Earnout Shares but has entered into a Stockholder’s Agreement with the Company pursuant to which the Sponsor agreed to vote or cause to be voted all such Earnout Shares held for the Sponsor’s benefit in escrow for or against, to be not voted, or to abstain, in the same proportion as the shares held by the holders of the Company’s common stock as a whole are voted for or against, not voted, or abstained on any matter. The Sponsor’s business address is 109 Old Branchville Road, Ridgefield, CT 06877.

(3)	Includes 775,000 Earnout Shares (in the form of Class A Common Stock) assigned to Infinite Acquisitions Partners LLC by Jefferies LLC, 33,266,608 Earnout Shares (in the form of Class B Common Stock) and 33,266,608 Earnout Units which are outstanding and held in escrow and will vest or be forfeited based on certain milestones related to the EBITDA of the Company and the gross revenue of the Company during periods between July 1, 2023 and December 31, 2024 and the volume weighted average closing sale price of shares of Class A Common Stock during the five-year period beginning on the one-year anniversary of the Acquisition Merger and ending on the six-year anniversary of the Acquisition Merger. Infinite Acquisitions Partners LLC holds voting rights with respect to the escrowed Earnout Shares but has entered into a Stockholder’s Agreement with the Company pursuant to which Infinite Acquisitions Partners LLC agreed to vote or cause to be voted all such Earnout Shares held for Infinite Acquisitions Partners LLC’s benefit in escrow for or against, to be not voted, or to abstain, in the same proportion as the shares held by the holders of the Company’s common stock as a whole are voted for or against, not voted, or abstained on any matter. The shares are held of record by Infinite Acquisitions Partners LLC. Infinite Acquisitions Partners LLC is controlled by its general partner, Erudite Cria, Inc. (“Infinite GP”). Investment and voting decisions at Infinite GP with respect to the securities held by Infinite Acquisitions Partners LLC are made by the board of directors of Infinite GP. The directors of Infinite GP are: Todd Walters, Lucas Demerau, Nathan Markey, and Cory Demerau. Each director has one vote on all matters presented to the board of Infinite GP, except that the Chairman of the board of directors, Lucas Demerau, has two votes on all matters presented to the board of Infinite GP. Lucas Demerau, Nathan Markey, and Cory Demerau are the adult children of Scott Demerau and Julia Demerau. Their voting and investment decisions are not directly or indirectly influenced by Scott Demerau or Julia Demerau and there are no voting agreements among any of the parties with respect to the Common Stock. Therefore, no individual director of Infinite GP is the beneficial owner, for purposes of the federal securities laws, of the securities held by Infinite Acquisitions Partners LLC. Each of Todd Walters, Lucas Demerau, Nathan Markey, and Cory Demerau and Infinite GP disclaim beneficial ownership over such securities except to the extent of their individual pecuniary interest therein.

(4)	Includes 21,147,946 Earnout Shares and an equal number of Earnout Units which are outstanding and held in escrow and will vest or be forfeited based on certain milestones related to the EBITDA of the Company and the gross revenue of the Company during periods between July 1, 2023 and December 31, 2024 and the volume weighted average closing sale price of shares of Class A Common Stock during the five-year period beginning on the one-year anniversary of the Acquisition Merger and ending on the six-year anniversary of the Acquisition Merger. Katmandu Ventures, LLC holds voting rights with respect to the escrowed Earnout Shares but has entered into a Stockholder’s Agreement with the Company pursuant to which Katmandu Ventures, LLC agreed to vote or cause to be voted all such Earnout Shares held for Katmandu Ventures, LLC’s benefit in escrow for or against, to be not voted, or to abstain, in the same proportion as the shares held by the holders of the Company’s common stock as a whole are voted for or against, not voted, or abstained on any matter. The shares are held of record by Katmandu Ventures, LLC. The sole member of Katmandu Ventures, LLC is Legacy Five, LLLP, which is owned by more than six members of the Demerau family (namely, Julia Demerau with approximately 9.8%; Scott Demerau with approximately 9.8%; an irrevocable trust with 40% and controlled by its trustees, Lucas Demerau and Judith Demerau; an irrevocable trust with 40% and controlled by its trustees, Nathan Markey and Christine Church; and the remainder owned by certain of the foregoing and other members of the Demerau family), none of whom individually controls Katmandu Ventures, LLC and thus none of whom is deemed a beneficial owner of the shares of the Company held by Katmandu Ventures, LLC.

(5)	Includes 21,147,946 Earnout Shares and an equal number of Earnout Units which are outstanding and held in escrow and will vest or be forfeited based on certain milestones related to the EBITDA of the Company and the gross revenue of the Company during periods between July 1, 2023 and December 31, 2024 and the volume weighted average closing sale price of shares of Class A Common Stock during the five-year period beginning on the one-year anniversary of the Acquisition Merger and ending on the six-year anniversary of the Acquisition Merger. CilMar Ventures, LLC, Series A holds voting rights with respect to the escrowed Earnout Shares but has entered into a Stockholder’s Agreement with the Company pursuant to which CilMar Ventures, LLC, Series A agreed to vote or cause to be voted all such Earnout Shares held for CilMar Ventures, LLC, Series A’s benefit in escrow for or against, to be not voted, or to abstain, in the same proportion as the shares held by the holders of the Company’s common stock as a whole are voted for or against, not voted, or abstained on any matter. The Cecil De Los Reyes Magpuri Declaration of Trust u/a/d November 1, 2002, as restated most recently on December 12, 2022, (Cecil De Los Reyes Magpuri, Grantor) (“Cecil Magpuri Revocable Trust”) and the Cecil De Los Reyes Magpuri Irrevocable Gift Trust Agreement u/a/d April 18, 2022 (Cecil De Los Reyes Magpuri, Grantor)(“Cecil Magpuri Irrevocable Trust”) own a combined 50% interest in CilMar Ventures, LLC Series A. The Marty Mathers Magpuri Declaration of Trust u/a/d November 1, 2002, as restated most recently on December 12, 2022, (Marty Mathers Magpuri, Grantor) (“Marty Magpuri Revocable Trust”) and the Marty Mathers Magpuri Irrevocable Gift Trust Agreement u/a/d April 21, 2022 (Marty Mathers Magpuri, Grantor) (“Marty Magpuri Irrevocable Trust”) own a combined 50% interest in CilMar Ventures, LLC Series A. Cecil De Los Reyes Magpuri and Marty Mathers Magpuri are the managing members of CilMar Ventures, LLC Series A. Marty Mathers Magpuri is the trustee of the Marty Magpuri Revocable Trust and Cecil De Los Reyes Magpuri is the trustee of the Cecil Magpuri Revocable Trust. Christopher Tipay Magpuri is the trustee of the Cecil Magpuri Irrevocable Trust and the Marty Magpuri Irrevocable Trust. Consequently, for purposes of SEC rules, Mr. and Mrs. Magpuri may be deemed to have controlling voting and dispositive power over the shares held directly by CilMar Ventures, LLC Series A. Mr. and Mrs. Magpuri disclaim beneficial ownership of these securities except to the extent of any pecuniary interest therein.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The unaudited condensed consolidated financial statements of Falcon’s Beyond Global, LLC as of September 30, 2023 and December 31, 2022 and for the quarter ended September 30, 2023 and 2022 and related notes are filed herewith as Exhibit 99.1 and incorporated herein by reference.

Included herewith as Exhibit 99.2 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Falcon’s Beyond Global, LLC for the three and nine month periods ended September 30, 2023.

The unaudited condensed financial statements of FAST Acquisition Corp. II as of September 30, 2023 and December 31, 2022 and for the quarter ended September 30, 2023 and 2022 and related notes are filed herewith as Exhibit 99.3 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of Pubco as of September 30, 2023 and December 31, 2022, and for the nine months ended September 30, 2023 and for the year ended December 31, 2022 is set forth in Exhibit 99.4 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
99.1	Condensed Consolidated Financial Statements of Falcon’s Beyond Global, LLC as of and for the quarter ended September 30, 2023 (unaudited).
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Falcon’s Beyond Global, LLC for the quarter ended September 30, 2023.
99.3	Condensed Financial Statements of FAST Acquisition Corp. II as of and for the quarter ended September 30, 2023 (unaudited).
99.4	Unaudited Pro Forma Condensed Combined Financial Information as of and for the three and nine months ended September 30, 2023 and for the year ended December 31, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2023	FALCON’S BEYOND GLOBAL, INC.

	By:	/s/ Joanne Merrill
	Name:	Joanne Merrill
	Title:	Chief Financial Officer